UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of earliest event reported: July 25, 2007
RSC Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33485	22-1669012

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
6929 E. Greenway Parkway, Suite 200
Scottsdale, Arizona 85254
(Address of Principal Executive Offices) (Zip Code)

(480) 905-3300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 25, 2007, RSC Holdings Inc., issued a press release announcing its results for the second fiscal quarter ended June 30, 2007, entitled “RSC REPORTS CONTINUED STRONG GROWTH IN SECOND QUARTER.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Item 2.02 of this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by RSC Holdings Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated June 30, 2007 entitled “RSC REPORTS CONTINUED STRONG GROWTH IN SECOND QUARTER.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSC Holdings Inc.
Dated: July 25, 2007	By:	/s/ Kevin J. Groman
Kevin J. Groman
Senior Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 25, 2007 entitled “RSC REPORTS CONTINUED STRONG GROWTH IN SECOND QUARTER.”